Exhibit 10.2(b)

AMENDMENT NO. 6 TO

SECURITIES PURCHASE AGREEMENT

dated as of November 3, 2003

Reference is hereby made to the SECURITIES PURCHASE AGREEMENT, dated as of July 17, 2000, by and among MetroPCS, Inc., a Delaware corporation (the “Company”), the subsidiaries of the Company listed on Schedule 2 thereto (collectively, the “Subsidiaries”) and each of the PURCHASERS listed on Schedule 1 thereto (collectively, together with their successors and assigns, the “Purchasers”), as amended by Amendment No. 1 thereto dated as of November 13, 2000, as further amended by Amendment No. 2 thereto dated as of December 12, 2000, as further amended by Amendment No. 3 thereto dated as of December 19, 2000, as further amended by Amendment No. 4 thereto dated as of January 4, 2001, and as further amended by Amendment No. 5 thereto dated as of January 9, 2001 (as so amended, the “Agreement”).

This AMENDMENT NO. 6 TO SECURITIES PURCHASE AGREEMENT dated as of November 3, 2003 (this “Amendment No. 6”) among the Company, the Subsidiaries and each of the Purchasers is entered into pursuant to Section 9.4 of the Agreement for the purpose of modifying and adding certain provisions of and to the Agreement. Initially capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement, including Annex A thereto.

W I T N E S S E T H :

WHEREAS, pursuant and subject to the Agreement, the Company has agreed to sell and the Purchasers have the right to purchase shares of the Company’s Series D Convertible Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”), with an aggregate liquidation preference of up to $350 million; and

WHEREAS, in connection with the consummation of the transactions contemplated by the Agreement, the Company has entered into the Amended and Restated Stockholders Agreement dated as of July 17, 2000 by and among the Company and the Stockholder parties thereto (collectively, together with their successors and assigns, the “Stockholders”), as amended and supplemented from time to time (the “Stockholders Agreement”); and

WHEREAS, in connection with the transactions contemplated by the Agreement, the Company had, as of October 30, 2003, issued 3,145,578 shares of Series D Preferred Stock with an aggregate liquidation preference of $314,557,800 (of which (i) 3,144,585 shares were issued upon payment of an aggregate cash purchase price of $314,458,500 and (ii) 993 shares were issued in satisfaction of an aggregate of $99,300 in accumulated interest on the Company’s 6% Subordinated Convertible Notes and its 8% Subordinated Convertible Notes); and

WHEREAS, on October 30, 2003, the Company exercised its option to cause the issuance and sale of an additional 354,422 shares of Series D Preferred Stock with an aggregate liquidation preference of $35,442,200 by making a cash capital call pursuant to and in accordance with the Agreement; and

AMENDMENT NO. 6 TO SECURITIES PURCHASE AGREEMENT – Page 1

WHEREAS, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, on a pro-rata basis, an additional 993 shares (the “Additional Shares”) of Series D Preferred Stock (with an aggregate liquidation value of $99,300) in exchange for the payment of a cash purchase price of $100 per share (for an aggregate cash purchase price of $99,300) such that the sum of all cash amounts collected from the Purchasers under the Agreement will equal $350 million; and

WHEREAS, the Company and the Purchasers desire to (a) amend the applicable provisions of the Agreement in order to (i) provide that the Company may issue and sell pursuant to the Agreement shares of Series D Preferred Stock having an aggregate liquidation value of up to $350.1 million, (ii) provide that each Purchaser’s Commitment to purchase the Additional Shares shall extend until December 31, 2003, (iii) eliminate the Company’s obligation to furnish monthly financial statements to the Purchasers and (iv) provide that notices and communications provided for under the Agreement may be sent by electronic mail and/or electronic mail attachment, (b) amend the applicable provisions of the Amended and Restated Certificate of Designations, Preferences and Rights relating to the Series D Preferred Stock (the “Certificate of Designations”) in order to increase the number of shares of the Company’s authorized preferred stock designated as Series D Preferred Stock from 3,500,000 shares to 4,000,000 shares and (c) amend the applicable provisions of the Stockholders Agreement in order to (i) provide that notices and communications provided for under the Stockholders Agreement may be sent by electronic mail and/or electronic mail attachment and (ii) provide that each Stockholder will maintain the confidentiality of any Confidential Information (as defined in the Stockholders Agreement) disclosed to such Stockholder.

NOW, THEREFORE, in consideration of the mutual agreements contained in this Amendment No. 6, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO AGREEMENT

Section A. Authorized Series D Preferred Stock. Section 1.1 of the Agreement is hereby amended to delete the first sentence of such Section 1.1 and replace it with two sentences that read as follows:

“The Company has authorized the issuance and sale of shares of its Series D Preferred Stock with an aggregate liquidation preference of up to $400 million, of which shares of Series D Preferred Stock with an aggregate liquidation preference of up to $350.1 million may be issued and sold pursuant to this Agreement. Upon the adoption of Amendment No. 6 to this Agreement, any references in this Agreement to either $350 million or $350,000,000 shall be deemed to have been changed to $350.1 million or $350,100,000, respectively.”

Section B. Duration of Purchaser Commitments. The last sentence of Section 2.2(m) of the Agreement (as set forth in Section E(2) of Amendment No. 4 to the Agreement) is hereby amended and restated in its entirety to read as follows:

“Subject to the provisions of this Section 2.2 (and except as otherwise provided below), each Purchaser’s Commitment shall remain in full force and effect for three years from

AMENDMENT NO. 6 TO SECURITIES PURCHASE AGREEMENT – Page 2

the date of the Subsequent Closing and, to the extent not drawn, shall then terminate; provided, however, that each Purchaser’s Commitment to purchase such Purchaser’s pro-rata portion of the Additional Shares (as defined in Amendment No. 6 to this Agreement) shall remain in full force and effect until December 31, 2003; and provided further, that the Purchaser Funding Option for each Purchaser shall continue in full force and effect, until such time as the Purchaser notifies the Company of the termination of its Purchaser Funding Option with respect to any remaining unfunded Commitment Amount.”

Section C. Quarterly Financial Statements. Clause (b) of the second sentence of Section 7.3 of the Agreement is hereby amended and restated in its entirety to read as follows:

“(b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year (commencing with the quarter ending June 30, 2000), a consolidated unaudited balance sheet of the Company as at the end of such quarter and a consolidated unaudited statement of income and retained earnings for the Company for such quarter and for the year to date, each of the foregoing balance sheets and statements of income and retained earnings to set forth in comparative form the corresponding figures of (or, in the case of the balance sheet, as of the end of) the prior fiscal year;”

Section D. Elimination of Covenant to Furnish Monthly Financials. The second sentence of Section 7.3 of the Agreement is hereby amended by deleting the following language originally inserted at the end of such sentence by Section F(1) of Amendment No. 1 to the Agreement:

“, and (e) within 30 days after the end of each calendar month commencing with the month of December 2000, a consolidated unaudited balance sheet of the Company as of the end of such month and an unaudited statement of income and retained earnings for the Company for such month and for the year to date.”

Section E. Notices. Section 9.5 of the Agreement is hereby amended and restated in its entirely to read as follows:

“Section 9.5 Notices

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid), or (d) by electronic mail transmission (including without limitation electronic mail attachment). Any such notice or communication must be sent as follows:

if to the Purchasers:

to the respective mailing addresses, telecopy numbers and/or email addresses for notice as set forth in the books and records of the Company,

with a copy to (which shall not constitute notice):

AMENDMENT NO. 6 TO SECURITIES PURCHASE AGREEMENT – Page 3

Mayer, Brown, Rowe & Maw LLP

1675 Broadway

New York, New York 10019

Attention: Kathleen A. Walsh

Telephone: (212) 506-2553

Telecopy: (212) 262-1910

email: kwalsh@mayerbrown.com

if to the Company, to:

MetroPCS, Inc.

8144 Walnut Hill Lane

Suite 800

Dallas, Texas 75231

Attention: Dennis G. Spickler, Chief Financial Officer

Telephone: (214) 265-2550

Telecopy: (214) 265-2570

email: dspickler@metropcs.com

with a copy to (which shall not constitute notice):

Andrews Kurth LLP

600 Travis Street

Suite 4200

Houston, Texas 77002

Attention: Henry Havre

Telephone: (713) 220-4200

Telecopy: (713) 220-4285

email: henryhavre@andrewskurth.com

Notices under this Section 9.5 will be deemed given only when actually received. Each party may, by notice given hereunder, designate a different address, telecopy number and/or email address to which subsequent notices and communications shall be sent.”

Section F. Amendment to Stockholders Agreement. A form of Amendment No. 3 to the Company’s Amended and Restated Stockholders Agreement dated as of July 17, 2000 is attached to this Amendment No. 6 as Exhibit A. The definition of “Stockholders Agreement” as set forth in Annex A to the Agreement is hereby deleted and replaced in its entirety with the following:

“‘Stockholders Agreement’ means the Company’s Amended and Restated Stockholders Agreement, dated as of July 17, 2000, as amended by (i) Amendment No. 1 thereto dated as of November 13, 2000, (ii) Amendment No. 2 thereto dated as of January 4, 2001, and (iii) Amendment No. 3 thereto dated as of November 3, 2003, and as the same may be further amended or supplemented from time to time.”

AMENDMENT NO. 6 TO SECURITIES PURCHASE AGREEMENT – Page 4

Section G. Effectiveness of Amendment No. 6. If the requisite percentage of Purchasers agree to and execute this Amendment No. 6 pursuant to the Agreement, then this Amendment No. 6 shall become effective upon the filing of an amendment to the Sixth Amended and Restated Certificate of Incorporation that provides for an increase in the number of shares of the Company’s authorized preferred stock designated as Series D Preferred Stock from 3,500,000 shares to 4,000,000 shares. Notwithstanding any provision to the contrary in the Agreement or this Amendment No. 6, until the preceding conditions have been satisfied, this Amendment No. 6 shall not become effective.

ARTICLE II

MISCELLANEOUS

Section A. Ratification & Conflicts. The Agreement as supplemented by this Amendment No. 6 is ratified and confirmed, and shall remain in full force and effect. In the event of any conflict between the terms of the Agreement and this Amendment No. 6, the terms and provisions of this Amendment No. 6 shall govern and control.

Section B. Governing Law. THIS AMENDMENT NO. 6 SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE.

Section C. Further Assurances. Each of the parties covenants and agrees to take all such actions and to execute all such documents as may be necessary or advisable to implement the provisions of this Amendment No. 6 fully and effectively and to make them binding on the parties hereto.

Section D. Counterparts. This Amendment No. 6 may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

[SIGNATURE PAGES FOLLOW]

AMENDMENT NO. 6 TO SECURITIES PURCHASE AGREEMENT – Page 5

IN WITNESS WHEREOF, this AMENDMENT NO. 6 TO SECURITIES PURCHASE AGREEMENT has been executed by the parties hereto as of the date first set forth above.

MetroPCS, Inc.

By:	/s/ Roger D. Linquist

Roger D. Linquist
President and Chief Executive Officer

MetroPCS Wireless, Inc.

By:	/s/ Roger D. Linquist

Roger D. Linquist
President and Chief Executive Officer

MetroPCS, California/Florida, Inc.

By:	/s/ Roger D. Linquist

Roger D. Linquist
President and Chief Executive Officer

MetroPCS Chico, Inc.

By:	/s/ Roger D. Linquist

Roger D. Linquist
President and Chief Executive Officer

MetroPCS Georgia, Inc.

By:	/s/ Roger D. Linquist

Roger D. Linquist
President and Chief Executive Officer

GWI PCS1, Inc.

By:	/s/ Roger D. Linquist

Roger D. Linquist
President and Chief Executive Officer

AMENDMENT NO. 6 TO SECURITIES PURCHASE AGREEMENT – Signature Page

GWI PCS2, Inc.

By:	/s/ Roger D. Linquist

Roger D. Linquist
President and Chief Executive Officer

GWI PCS3, Inc.

By:	/s/ Roger D. Linquist

Roger D. Linquist
President and Chief Executive Officer

GWI PCS4, Inc.

By:	/s/ Roger D. Linquist

Roger D. Linquist
President and Chief Executive Officer

GWI PCS5, Inc.

By:	/s/ Roger D. Linquist

Roger D. Linquist
President and Chief Executive Officer

GWI PCS6, Inc.

By:	/s/ Roger D. Linquist

Roger D. Linquist
President and Chief Executive Officer

GWI PCS7, Inc.

By:	/s/ Roger D. Linquist

Roger D. Linquist
President and Chief Executive Officer

GWI PCS8, Inc.

By:	/s/ Roger D. Linquist

Roger D. Linquist
President and Chief Executive Officer

AMENDMENT NO. 6 TO SECURITIES PURCHASE AGREEMENT – Signature Page

GWI PCS9, Inc.

By:	/s/ Roger D. Linquist

Roger D. Linquist
President and Chief Executive Officer

GWI PCS10, Inc.

By:	/s/ Roger D. Linquist

Roger D. Linquist
President and Chief Executive Officer

GWI PCS11, Inc.

By:	/s/ Roger D. Linquist

Roger D. Linquist
President and Chief Executive Officer

GWI PCS12, Inc.

By:	/s/ Roger D. Linquist

Roger D. Linquist
President and Chief Executive Officer

GWI PCS13, Inc.

By:	/s/ Roger D. Linquist

Roger D. Linquist
President and Chief Executive Officer

GWI PCS14, Inc.

By:	/s/ Roger D. Linquist

Roger D. Linquist
President and Chief Executive Officer

AMENDMENT NO. 6 TO SECURITIES PURCHASE AGREEMENT – Signature Page

Reauction, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

PURCHASERS:

Accel VII L.P.
By:	Accel VII Associates L.L.C.
Its General Partner

By:	/s/ Richard Zamboldi
Attorney-In-Fact

Accel Internet Fund III L.P.
By:	Accel Internet Fund III Associates L.L.C.
Its General Partner

By:	/s/ Richard Zamboldi
Attorney-In-Fact

Accel Investors ‘99 L.P.

By:	/s/ Richard Zamboldi
Attorney-In-Fact

ACP Family Partnership L.P.

By:	/s/ Arthur C. Patterson
General Partner

Elimore C. Patterson Partners

By:	/s/ Arthur C. Patterson
Arthur C. Patterson
General Partner

AMENDMENT NO. 6 TO SECURITIES PURCHASE AGREEMENT – Signature Page

Auchincloss Wadsworth & Co., L.P.

By:	/s/ Eliot Wadsworth, II
Eliot Wadsworth, II
Managing Partner

JPMorgan Chase Bank
As Trustee of the BP Mastertrust for
Employee Pension Plans

By:	/s/ Peter Owen
Peter Owen
Vice President

Banc of America Capital Investors SBIC, L.P.
By:	Banc of America Capital Management SBIC, LLC
Its general partner
By:	Banc of America Capital Management, L.P.
Its sole member
By:	BACM 1 GP, LLC
Its general partner

By:	/s/ George E. Morgan, III
George E. Morgan, III
Managing Director

R. G. Barrett

/s/ R. G. Barrett

Baruch Revocable Trust & Ralph Baruch

By:	/s/ Ralph M. Baruch
Ralph M. Baruch

Berkeley Investments, Ltd.

By:	/s/ Kishore Mirchandani
Kishore Mirchandani
Authorized signatory

AMENDMENT NO. 6 TO SECURITIES PURCHASE AGREEMENT – Signature Page

Clarity Partners, L.P.

By:	/s/ Barry Porter
Barry Porter
Managing General Partner

Columbia Capital Equity Partners III (QP), L.P.

By:	/s/ Donald A. Doering
Donald A. Doering
Chief Financial Officer

Columbia Capital Equity Partners III (Cayman), L.P.

By:	/s/ Donald A. Doering
Donald A. Doering
Chief Financial Officer

Columbia Capital Equity Partners III (AI), L.P.

By:	/s/ Donald A. Doering
Donald A. Doering
Chief Financial Officer

Columbia Capital Investors III, LLC

By:	/s/ Donald A. Doering
Donald A. Doering
Chief Financial Officer

Columbia Capital Employee Investors III, LLC

By:	/s/ Donald A. Doering
Donald A. Doering
Chief Financial Officer

The Helen Martin Spalding 1997 Irrevocable Trust

By:	/s/ Peter M. Folger
Peter M. Folger
Trustee

AMENDMENT NO. 6 TO SECURITIES PURCHASE AGREEMENT – Signature Page

JPMorgan Chase Bank
Solely in its Capacity as Trustee for
First Plaza Group Trust
(as directed by GMIMCO) and not
in its Individual Capacity

By:	/s/ Marc Pinsky
Marc Pinsky
Assistant Vice President

Rakesh Gupta

/s/ Rakesh Gupta

George A. Hambrecht

/s/ George A. Hambrecht

David Kaplan

/s/ David Kaplan

Key Principal Partners LLC

By:	/s/ Jeffrey Gewtsel
Jeffrey Gewtsel
Executive Vice President

Barry B. Lewis

/s/ Barry B. Lewis

John S. Lewis

/s/ John S. Lewis

AMENDMENT NO. 6 TO SECURITIES PURCHASE AGREEMENT – Signature Page

M/C Venture Investors, L.L.C.
M/C Venture Partners IV, L.P.
M/C Venture Partners V, L.P.
Chestnut Street Partners

By:	/s/ James F. Wade
James F. Wade
Authorized signatory

Joseph T. McCullen, Jr.

/s/ Joseph T. McCullen, Jr.

MetroPCS Investors, Ltd.

By:	/s/ Gregg W. Ritchie
Gregg W. Ritchie
Managing Director
Chief Financial Officer

One Liberty Fund III, L.P.
By:	One Liberty Partners III, L.P.
Its General Partner

By:	/s/ Edwin M. Kania
Edwin M. Kania
General Partner

Paragon Venture Partners II, L.P.

By:	/s/ John S. Lewis
John S. Lewis
General Partner

AMENDMENT NO. 6 TO SECURITIES PURCHASE AGREEMENT – Signature Page

Primus Capital Fund III Limited Partnership
By:	Primus Venture Partners III Limited Partnership
Its General Partner
By:	Primus Venture Partners, Inc.
Its General Partner

By:	/s/ William C. Mulligan
William C. Mulligan
Executive Vice President

Primus Capital Fund V Limited Partnership
By:	Primus Venture Partners V L.L.C.
Its General Partner

By:	/s/ William C. Mulligan
William C. Mulligan
Executive Vice President

Primus Executive Fund V Limited Partnership
By:	Primus Venture Partners V L.L.C.
Its General Partner

By:	/s/ William C. Mulligan
William C. Mulligan
Executive Vice President

Sani Holding Ltd. (Bahamas)

By:	/s/ Ishwar C. Sani
Ishwar C. Sani
President/Director

Steven L. Scari

/s/ Steven L. Scari

John Sculley

/s/ John Sculley

AMENDMENT NO. 6 TO SECURITIES PURCHASE AGREEMENT – Signature Page

Sonoma West Holdings, Inc.

By:	/s/ Roger S. Mertz
Roger S. Mertz
Chairman

Technology Venture Associates III, L.P.

By:	/s/ Craig R. Stapleton
Craig R. Stapleton
General Partner

Trailhead Ventures, L.P.

By:	/s/ Michael Segrest
Michael Segrest
Partner

Viehweg Revocable Trust 2/9/99

By:	/s/ Craig Viehweg
Craig Viehweg
Trustee

Wachovia Capital Partners 2001, LLC

By:	/s/ Walker Simmons
Walker Simmons
Partner

J. H. Whitney IV, L.P.
By:	J. H. Whitney Equity Partners IV, L.L.C.
Its General Partner

By:	/s/ Daniel J. O’Brien
Daniel J. O’Brien
Managing Member

AMENDMENT NO. 6 TO SECURITIES PURCHASE AGREEMENT – Signature Page

Whitney V, L.P.
By:	Whitney Equity Partners V, LLC
Its General Partner

By:	/s/ Daniel J. O’Brien
Daniel J. O’Brien
Managing Member

Winston/Thayer Partners, L.P.

By:	/s/ Michael D. Bluestein
Michael D. Bluestein
Principal

AMENDMENT NO. 6 TO SECURITIES PURCHASE AGREEMENT – Signature Page